LOAN AGREEMENT AND
                                   ASSIGNMENT


     THIS AGREEMENT made as of this 31st day of May, 2000, by and between LIFECELL CORPORATION, a Delaware Corporation, having its principal executive offices at One Millennium Way, Branchburg, New Jersey 08876 ("Borrower") and PUBLIC SERVICE NEW MILLENNIUM ECONOMIC DEVELOPMENT FUND L.L.C., a New Jersey limited liability company, having its principal executive offices at 80 Park Plaza, T-22, Newark, New Jersey 07101, ("Lender").

                                   WITNESSETH:

     WHEREAS, subject to certain conditions Borrower has entered into an agreement dated as of March 26, 1999, as amended from time to time (the "BEIP Agreement") with the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "NJEDA"), whereby pursuant to the Business Employment Incentive Program, N.J.S.A. 34:1B-120 et seq., (the "Act"), the NJEDA in accordance with the provisions of
           -------
the  Act  shall  provide  to Borrower a Business Employment Incentive Grant (the
"Grant") equal to 80% of Withholdings for the Grant Payment Period as those terms are defined in the BEIP Agreement; and

     WHEREAS, the offer of the Grant and the conditions for the disbursement of the proceeds are set are set forth in the BEIP Agreement; and

     WHEREAS, Borrower, a bio-engineering company engaged in the development and commercialization of tissue regeneration and cell preservation products, intends to relocate a significant portion of its facilities from Houston, Texas to Branchburg, New Jersey (the "New Jersey Facility"), which relocation will provide for approximately one hundred fifty (150) employees upon its completion; and

     WHEREAS, Borrower intends to fund its relocation costs in part through a loan. (the "Loan") from Lender in the amount of SIX HUNDRED FIFTY THREE THOUSAND TWO HUNDRED TWO 13/100 Dollars ($653,202.13); and

     WHEREAS, Borrower in order to induce Lender to provide the Loan agrees to presently, absolutely and unconditionally assign to Lender of all of Borrower's right, title and interest in and to payments to Borrower under the Act (the "NJBEIP Payments"), which funds are payable to Borrower in annual installments of $105,840 for a period of ten years commencing on or about the end of the second calendar quarter in the calendar year 2001(the "Payment Period"), which assignment shall provide for direct payment of the NJBEIP Payments to. Lender by the State of New Jersey until such time as the Loan shall have been repaid in full, with Borrower remaining obligated, in the event of Borrower's failure to qualify for the full amount of the NJBEIP Payments assigned to Lender or for any shortfall in the amount of any installment of the NJEDA Payments for any reason, for such amounts as shall be required to fully amortize the Loan and to pay Lender the amount of such shortfall as provided in the Note as hereinafter defined; and

     NOW, THEREFORE, and in consideration of the promises and mutual covenants herein contained the parties hereto agree as follows:

1.     The  Loan.
       ---------

     Subject to the terms and conditions of this Agreement, Lender shall loan to Borrower and Borrower shall borrow from Lender the Loan in the principal amount SIX HUNDRED FIFTY THREE THOUSAND TWO HUNDRED TWO .13/100 Dollars ($652,202.13). The Loan shall be for a term of ten years payable annually in arrears, shall be fully amortizing over the term of the Loan, shall bear interest at a per annum rate of Nine Percent (9.00%) and shall be secured, by an assignment to Lender of all of Borrower's right, title and interest in and to the NJBEIP Payments, which funds are payable to Borrower in ten annual installments over the Payment Period, which assignment shall provide for direct payment of the NJBEIP Payments to Lender by the State of New Jersey until such time as the Loan shall have been fully repaid, with Borrower remaining obligated, in the event of Borrower's failure to qualify for the full amount of the NJBEIP Payments assigned hereby to Lender or for any shortfall in the amount of any installment of the NJEDA Payments for any reason, for such amounts as shall be required to fully amortize the Loan and to pay to Lender the amount of any such shortfall as provided in the Note as hereinafter defined. To evidence Borrower's obligations under this
Section 1, Borrower shall execute and deliver an installment note (the "Note") in the principal amount of SIX HUNDRED FIFTY THREE THOUSAND TWO HUNDRED TWO 13/10 0 Dollars ($653,202.13) and which shall bear interest at a per annum rate Percent (9.00%)on the outstanding principal balance until paid in full.

2.     Agreement  to  AssignandTransfer.
       --------------------------------

     Subject to the terms and conditions of this Agreement, Borrower hereby agrees to presently, absolutely and unconditionally assign and transfer and hereby does assign and transfer' all of Borrower's right, title and interest in and to the NJBEIP Payments to Lender until such time as the Loan shall have been fully repaid, with Borrower remaining obligated, in the event of Borrower's failure to qualify for the full amount of the NJEEIP Payments assigned hereby to Lender or for any shortfall in the amount of any installment of the NJEDA Payments for any reason, for such amounts as shall be required to fully amortize the Loan and to pay to Lender the amount of any such shortfall as provided in the Note, and Lender hereby agrees to accept assignment of Borrower's right, title and interest as aforesaid in consideration of the payment by Lender of $105,840 to Borrower. Borrower agrees that, notwithstanding the fact that the rights to receive the NJBEIP Payments are being assigned, (i) Borrower shall retain all duties and obligations under the terms and conditions of the BEIP Agreement and (ii) Borrower shall remain obligated, in the event of Borrower's failure to qualify for the full amount of the NJBEIP Payments assigned to Lender or for any shortfall of any installment of the NJEDA Payments for any reason, for such amounts as shall be required to fully amortize the Loan and to pay to Lender the amount of any such shortfall as provided in the Note. Borrower further agrees that it shall obtain the consent and agreement of the State of New Jersey to the direct payment of each annual installment of the NJBEIP Payments to Lender by the State of New Jersey until such time as the Loan shall have been fully repaid. To evidence such consent and agreement on the part of the State of New Jersey, Borrower shall secure the execution and delivery by the State of New Jersey of an instrument of consent and agreement (the "Consent and Agreement") in substantially the form of Exhibit B.



     Borrower acknowledges and agrees that the assignment of the NJBEIP Payments described herein constitutes an unconditional, absolute and present assignment from New Jersey Economic Development Authority to the Lender of all of Borrower's right, title and interest in and to such payments, and not an assignment in the nature of a pledge or a mere grant of a security interest therein.

     3.     Security  Interest  Granting  Clause.
            ------------------------------------

     UCC  Collateral  Granting  Clause  [INTENTIONALLY  DELETED]

     Perfection.  At or before closing, Borrower shall execute and deliver UCC-l
     ----------
Financing Statements covering all assignments contemplated in Section 2 and security interests granted under this Section 3 in a form suitable for filing in all places necessary or desirable to perfect such security interest and in all other places as Lender shall have reasonably requested.

     Reimbursement  of  Expenses.  At the option of the Lender as secured party,
     ---------------------------
and after notice to Borrower the Lender may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of -Borrower any actions and conditions, obligations, or covenants that Borrower have failed or refused to perform, and may pay for the preservation of the assignments and security interest granted hereunder, and all sums so expended, including, but not limited to, attorneys' fees, court costs, insurance premiums, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the rate of Eighteen Percent (18%) per annum computed on the basis of the actual number of days elapsed over a 360-day year, and shall be payable upon demand and shall be supported by the assignment set forth in Section 2 hereof and secured by the security agreement set forth in this Section 3.

     Performance.  Borrower  shall  perform  the  Obligations  supported  by the
     -----------
assignment contemplated in Section 2 and secured by the security provisions of this Section 3, and any renewal or extensions hereof, in accordance with the terms and conditions hereof and shall repay immediately all sums expended by Lender as assignee and/or secured party in accordance with the terms and conditions of this Agreement. Upon the completion by Borrower of the Obligations supported or secured hereunder, the assignment contemplated in Section 2 and security provisions of this Section 3 shall be terminated and the Collateral shall be released from the lien hereof.

4.     Conditions  Precedent  to  the.  Obligations  of  the  Lender.
       -------------------------------------------------------------
     The obligation of Lender to make the Loan to Borrower is subject to the fulfillment, to the satisfaction of or waiver by the Lender, on or prior to the closing date, of the following conditions precedent:

     No  Continuing  Event of Default. No Events of Default hereunder shall have
     --------------------------------
occurred and be continuing uncured, unless all such defaults have been expressly waived by the Lender in writing, in its sole discretion.

     Opinion  of  Counsel.  The Lender shall have received an opinion of counsel
     --------------------
to  Borrower, dated as of the closing date, in substantially the form of Exhibit
D.

     Authorizations;   Execution   and   Delivery  of  Documents.  The following
     -----------------------------------------------------------
documents shall have been duly authorized, executed and delivered by the Borrower shall be in full force and effect on the closing date, and original, executed counterparts (or copies in the case of clause (iv)) of each thereof shall have been delivered to Lender:

     (i)     this  Agreement;

     (ii)    the  Note;

     (iii)   the  BEIP  Agreement;

     (iv) a secretary or an assistant secretary's certificate and incumbency certificate.

     UCC-1  Financing  Statements.  UCC-1  Financing  Statements covering all of
     ----------------------------
the assignment contemplated in Section 2 and the security interests created by or pursuant to Section 3 of this Agreement in a form suitable for filing in all places necessary or desirable to perfect such security interest and in all such other places as Lender shall have reasonably requested shall be executed and delivered to Lender at closing and there shall have been taken all other action reasonably requested by Lender to perfect such assignment security interests.

     Litigation.  No  action,  proceeding  or investigation, other than such due
     ----------
diligence investigations as Borrower may have undertaken, shall have been instituted or threatened questioning the validity or legality of this Agreement or the transactions contemplated hereby or the ability of a party hereto to consummate such transactions and no action or proceeding shall have been instituted against Borrower which if decided adversely to Borrower or Borrower's interests would materially and adversely effect Borrower's ability to perform the Obligations.

     Representations     and     Warranties.  The representations and warranties
     --------------------------------------
of Borrower contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on the closing date. In the event that the closing date shall be other than the date of this Agreement, Borrower shall deliver to Lender a certificate of a responsible officer of Borrower, dated as of the closing date, in substantially the form of Exhibit G, to the effect that all of the representations and warranties of Borrower contained in this Agreement are true and correct in all material respects as of the closing date.

     Change  in  Law.  No  change  shall  have  occurred  in  applicable  law or
     ---------------
regulations thereunder or interpretations thereof by the appropriate regulatory authorities which, in the opinion of Lender or its counsel, would make it illegal for the Lender to fully perform its obligations hereunder.

     5.     Representations,  Warranties  of  Borrower.
            ------------------------------------------
     Borrower  makes the following representations and warranties to the Lender.

     Organization   and   Status.  Borrower  is a corporation duly organized and
     ---------------------------
validly existing in good standing under the laws of the State of Delaware and its otherwise duly authorized to transact business in the State of New Jersey. It has all the requisite power and authority to own and operate its properties, to carry on its business as presently conducted and to enter and perform its obligations under this Agreement and the Note.

     No Consent Required. Neither the execution and delivery by Borrower of this
     -------------------
Agreement or he Note nor the performance by Borrower of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration with or the taking of any action in respect of-any Federal, state or foreign governmental authority or agency, except for the actions contemplated in the immediately following paragraph.

     Financing  Statements.  Except  for the filing of financing statements (and
     ---------------------
continuation statements at periodic intervals) with respect to the assignments and security interests created by this Agreement under the UCC, no further action, including any filing or recording of any document, is necessary or advisable in order to establish Lender's. security interest contemplated hereunder as against Borrower and any third parties in any applicable jurisdiction in the United States.

     No  Conflicts,  etc. Neither the execution and delivery by Borrower of this
     -------------------
Agreement, the Note or the Consent and Agreement nor the consummation by it of the transactions contemplated hereby or thereby nor the compliance by it with the provisions hereof or thereof will contravene any Federal or state law, governmental rule or regulation, or any judgment or order applicable to or binding on Borrower, or contravene, result in any breach of or constitute a default under, or result in the creation of any lien (other than liens contemplated hereby) upon any of its property under its certificate of incorporation or by-laws or any agreement or instrument to which it is a party or by which any of its properties may be bound.

     Due  Authorization.  The  execution,  delivery  and  performance  of  this
     ------------------
Agreement, the Note and the Consent and Agreement have been duly authorized by all necessary corporate action of Borrower. Each of this Agreement, the Note and the Consent and Agreement at the time of delivery thereof constituted or will constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto and that each of such other parties has full power, authority and the legal right to enter into such agreement, and subject to the applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally, and subject, as to enforceability, to the general principles of equity regardless of whether enforcement is sought in equity or at law.

     No  Approvals  Required.  The execution and delivery by Borrower of each of
     -----------------------
this Agreement, the Note and the Consent and Agreement and the performance by Borrower of its obligations under such agreements do not require any approval or consent of any trustee or holder of any indebtedness.

      No Material Litigation.  There  are  not  pending  or,  to  the  knowledge
      ----------------------
of Borrower, threatened investigations, suits or proceedings against it or affecting it or its properties that reasonably may be expected to have a material adverse effect on the Borrower's ability to perform its obligations under this Agreement, the Note or the Consent and Agreement.

     Taxes  and Tax Returns. All tax returns and reports of Borrower required by
     --------------------
law to be filed have been duly filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its respective properties, assets, income or franchises which are due and payable pursuant to any assessment received by Borrower have been paid other than those which are presently payable without penalty or interest.

     No  Material  Change.  There have been no material changes in the aggregate
     --------------------
assets or aggregate liabilities or in the condition, financial or otherwise, of Borrower from that set forth in the financial statements delivered by Borrower to the NJEDA in connection with its application (the "Application") for the Grant, or delivered by Borrower to Lender in connection with its application
(the  "NMF  Application")  for  the  Loan.

     Correctness  of  Application,NMFApplication,  Statements,   Representations
     ---------------------------------------------------------------------------
and  Warranties;   Lender's  Reliance.  All  statements,  representations   and
-------------------------------------
warranties made by Borrower in its Application, and/or its NMF Application and any materials submitted in support of Borrower's Application and/or its NMF Application are true. It is understood by Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to enter into this Agreement and that if any such statements, representations or warranties were materially false at the time they were made Lender may, in its sole discretion, consider any such misrepresentation an Event of Default as hereinafter defined.

     Chief  Executive  Office. The chief executive office of Borrower is located
     ------------------------
at One Millennium Way, Branchburg, New Jersey 08876. None of Borrower's books and records are maintained in any other location. Borrower shall notify Lender in writing of any change in the location of Borrower's chief executive office.

     Borrower's  Non-reliance  on  Lender.  Borrower  represents  that it has at
     ------------------------------------
all times relevant to this Agreement been represented by advisors of its own selection, including, but not limited to, attorneys at law, and/or certified public accountants; that it has not relied upon any statement, representation, warranty, agreement or information provided by Lender; that it acknowledges that it is informed by its advisors of its respective rights, duties, and obligations with respect to the transactions which are the subject of this Agreement under all applicable laws, and that it has no set-off s, defenses or counterclaims against Lender with respect to the transaction which is the subject of this Agreement.

     Borrower's  Obligation  to  Notify  Lender.  If  during  the  term  of this
     ------------------------------------------
Agreement Borrower becomes aware of any facts, occurrences, information, statements, or events that render any of the foregoing representations or warranties herein untrue or materially misleading or incomplete, Borrower shall immediately notify Lender.

6.     Covenants  of  Borrower.
       ------------------------

     Certificate  of Occupancy. Promptly upon issuance of a final certificate of
     -------------------------
occupancy for the New Jersey Facility Borrower will deliver a copy thereof to Lender.

     Corporate  Existence.  Borrower  shall  at all times maintain its corporate
     --------------------
existence and Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises; provided, however that Borrower shall not be required to preserve any right or franchise if its board of directors shall determine that the preservation thereof is no longer desirable in the ordinary conduct of the business of Borrower and that the loss thereof does not adversely affect or diminish the rights of the Lender.

     Compliance  with  BEIP  Agreement.  Borrower  shall  perform  each  of  its
     ---------------------------------
obligations, covenants and agreements under the BEIP Agreement, including but riot limited to, Borrower's reporting obligations under Paragraph 3 Reporting
                                                                       ---------
Requirements  of  the  BEIP  Agreement.
------------

     Audits  and  Inspections.  At  any  time  during normal business hours upon
     ------------------------
written notice, and so long as no Event of Default as hereinafter defined shall have occurred and be continuing no more than once during any calendar year, Lender or its auditors may audit the "Books and Records" of the Borrower
                                             ------------------
relating to the New Jersey Facility, the Project, the Obligations, the NJEDA Payments and/or Borrower's reporting obligations pursuant to the immediately following paragraph (Financial and Other Information), and in order to
                       -----------------------------------
determine and/or confirm Borrower's performance of any covenant, warranty or agreement contained in this Agreement or in the Note. All audits and related activities conducted by Lender or its auditors? shall be at Borrower's sole cost and expense, and Borrower shall reimburse Lender for all such costs. "Books and
                                                                       ---------
Records"  shall  mean, without limitation, and however identified or denominated
-------
by Borrower, and to the extent in Borrower's possession or control, income and operating statements, balance sheets, bank statements, deposit slips, cash journals and. registers, receivable ledgers, receivable aging and delinquency reports, management letters and notices, billing invoices, accounts payable ledgers or registers, canceled checks, voucher registers, expense ledgers, service contracts, expense invoices, utility bills, tax bills and receipts, insurance premium statements or bills, insurance binders and policies, payroll records and registers, management agreements, correspondence with or Notices from the NJEDA or any other party, applications for any NJEDA programs, and agreements and/or instruments entered into by and between Borrower and the NJEDA, any and all reports, documents, schedules, compilations, returns, filings and/or other materials required to be delivered by Borrower pursuant to the immediately following paragraph (Financial and Other Information) and all
                                   -----------------------------------
 detail, backup  and/or  supporting  documentation  therefor.

     Financial  and Other Information. (a) Financial Information. Borrower shall
     --------------------------------      ---------------------
deliver to Lender the following financial and other information, all of which shall be prepared (1) so as to accurately and fairly reflect in reasonable detail the transactions of Borrower and (2) in accordance with generally accepted accounting principals ("GAAP") consistently applied (except for changes which have been fully disclosed in writing to Lender by Borrower's independent public accountants) (i) Annually. Within 90 days after the end of each fiscal
                           --------
year: (1) Borrower's Financial Statements as of the end of each such fiscal year, certified by Borrower's independent public accountant's and setting forth comparisons for the preceding fiscal year; (2) a certificate of Borrower's chief financial officer ("CFO"), stating that to the best of the CFO'S knowledge, information and belief after a review by the CFO or those under the CFO's supervision of this Agreement no condition or Event of Default as hereinafter defined exists, or, if existing, specifying the nature thereof and any action, taken or proposed, to remedy such condition or Event of Default as hereinafter defined; (3) TaxReturns, promptly upon filing, a copy of all completed Federal
             ----------
and  State  tax  returns  of  whatever  kind  or  nature;  and  (4) Accountant's
Reliance Letter. Contemporaneously with the audited financial statements required. Pursuant to clause (i) above a privity letter from the Borrower's independent public accountants indicating said accountant's acknowledgment of the Lender's ability to rely on said audited statements; (ii) Within 60 days of the end of each of the first three fiscal quarters of each fiscal year, an unaudited balance sheet and the related income and cash flow statements of Borrower as of at the end of such quarterly period,
setting   forth   year    to   date   totals,   and   in   each   case   setting
forth  comparisons   for  the  corresponding periods  of  the  preceding  fiscal year, prepared in reasonable detail and certified by Borrower's CFO as presenting fairly, in accordance with GAAP, the information contained therein (subject to normal year-end adjustments) (b) Other Information. (i) Management
                                               -----------------      ----------
Letters.  Promptly  upon  receipt by Borrower, a copy of each material report or
------
letter delivered to Borrower by its independent public accountants in connection with any annual, interim or special audit of Borrower; and (ii) NJEDA BEIP
                                                                      ----------
Agreement Reports & Information. No later than March 1 of the year following the
-------------------------------
calendar year in which the Minimum Eligibility Threshold (the "MET"), as such term is defined in the BEIP Agreement, is reached and no later than March 1 of each succeeding year, through and including the calendar year following the year in which the Final Grant period, as defined in the BEIP Agreement, occurs a copy of all reports, documents, schedules, compilations, returns, filings, and/or other materials delivered to the NJEDA pursuant to Borrower's reporting requirements under Paragraph 3 (Reporting Requirements) of the BEIP Agreement.
                                  ----------------------

     Notices.  Upon  the CFO or any other Responsible Officer of Borrower having
     -------
actual knowledge thereof, Borrower shall promptly give notice to Lender of the following: (i) Material Adverse Change in Business. Any material adverse change
                -----------------------------------
in the business, operations, results of operations, or condition of Borrower, or the occurrence of any material default, Event of Default as hereinafter defined or breach under this Agreement or under any other material contractual obligation  of  Borrower  irrespective  of  fault;  (ii) Governmental  Authority
                                                         -----------------------
Investigation  or  Other  Litigation.  Any  litigation,  investigation,  inquiry
     -------------------------------
action or proceeding which may exist at any time between Borrower and any governmental authority or any third party which has or is likely to have a material adverse effect on the business, operations, prospects, results of operations or otherwise of Borrower or its ability to perform under this Agreement, the Note, the BEIP Agreement, and/or the Consent and Agreement; (iii) Casualty. or Notice of Taking. Any casualty or notice of taking by eminent
---------------------------------
domain  or condemnation which has or is likely to have a material adverse effect
-----
on the business, operations, prospects, results of operations or otherwise of Borrower or its ability to perform under this Agreement, the Note, the BEIP Agreement, and/or the Consent and Agreement; or (iv) NJEDANotices. Any Notices
                                                       ------------
delivered  to Borrower by the NJEDA pursuant to the BEIP Agreement or otherwise.

     Adherence  to  State  and  Federal  Laws  and  Regulations. Borrower agrees
     ----------------------------------------------------------
to comply with all applicable Federal, state and local laws relevant to the Jersey City Facility, the operation thereof, and the conduct of Borrower's business. Borrower accepts full responsibility for payments of all unemployment compensation, insurance premiums, worker's compensation premiums, income tax withholding, social security deductions, and- any and all other taxes and/or payroll deductions required for all employees engaged by the Borrower in the operation of Borrower' s business.

     Further  Assurances;  Recordations  and Filings. The Borrower shall, at its
     -----------------------------------------------
sole cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lender from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement, the Note, the BEIP Agreement and/or the Consent and Agreement and the transactions contemplated hereby or thereby. The Borrower shall cause the financing statements (and continuation statements with respect thereto), and any other documents or instruments necessary or desirable in that connection, to be recorded or filed at such places and times, and in such manner, and shall take, or cause to be taken, all such other action as need be necessary or reasonably requested by the Lender in order to (i) establish, preserve, protect and perfect the interests of the Lender in the Collateral and the Lender's lien in the Collateral, and (ii) establish, preserve, protect and perfect the rights, interests (and the priority thereof) and remedies created or intended to be created in favor of the Lender.

     Insurance. Borrower,  agrees  to  insure its  interests  in  the New Jersey
     ---------
Facility with insurance companies licensed to do business in New Jersey in such manner and against such loss, damage and liability to third parties as is customary with companies in the same or similar business. Borrower shall at all times carry general liability insurance with companies licensed to do business in New Jersey in amounts approved by the Lender.

     At all times during the term of this Agreement, Borrower shall comply with the Laws of New Jersey relating to Workman's Compensation Laws and shall provide the Lender with evidence of Workers' Compensation insurance in accordance with statutory requirements.

     Debt  Service  Coverage  Ratio.  Commencing  with the end of the Borrower's
     ------------------------------
first fiscal quarter in fiscal year 2001 and at all times thereafter during which any of the Obligations remain due and owing, Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00, said ratio to be measured no less frequently than quarterly based on the results showing on the financial statements to Borrower furnished to the Lender pursuant to the terms hereof; provided, however that, said ratio shall be annualized for the quarterly testing in the first, second and third fiscal quarters of fiscal year 2001 by multiplying the numerator of such ratio by: (i) 4, in the case of the first fiscal quarter of 2001; (ii) 2, in the case of the second fiscal quarter of 2001; and (iii) 1.33 in the case of the third quarter of 2001. Thereafter, the ratio will be tested on a rolling 4 quarter basis. As used in this covenant, "Debt Service Coverage Ratio" shall mean the ratio of the Borrower's net income before interest, taxes, depreciation and amortization divided by the sum of the
                                                       -------
Borrower's current maturities of long term debt (including, without limitation, such obligation arising under capital leases) plus interest expense plus rental
                                               ----                  ----
expenses, in each case determined in accordance with generally accepted accounting principles, applied on a consistent basis.

     Cash  on  Hand  Covenant.  At all times during which any of the Obligations
     ------------------------
remain due and owing, Borrower shall maintain in its possession (or otherwise under its control) unencumbered cash or cash equivalents in an aggregate amount of not less than the then outstanding Obligations.

7.     Default.
       -------

     The occurrence of any one or more of the following shall constitute an event of default (each, an "Event of Default") hereunder.

     Failure  to  Pay.  If Borrower shall fail to pay any amount of principal or
     ----------------
interest  within  ten  (10)  days  after  the  same  shall  be  due.

     Borrower's  Failure  to  Perform  Covenants  or  Obligations.  If  Borrower
     ------------------------------------------------------------
has breached or failed to perform any covenant, agreement (other than an obligation to pay any amount of principal or interest when due and owing) or other obligation contained in this Agreement or the Note or if Borrower has failed to perform satisfactorily any of the terms and conditions contained in this Agreement or the. Note and the same shall not have been cured within thirty
(30) days after the earlier to occur of (A) written notice to Borrower of said default from Lender or (B) the date on which Borrower obtains actual knowledge of said default.

     Borrower's    Misrepresentations. If any representation or warranty made by
     --------------------------------
Borrower in this Agreement, in the Note, in the BEIP Agreement, in the Application, the Borrower's application to Lender (the "NMF Application") or in any report, certificate, financial statement or other instrument furnished to the Lender or to the NJEDA pursuant to this Agreement, to the Note, and/or to the BEIP Agreement is false or misleading in any material respect.

     Borrower's Insolvency. If any of - the following has occurred: (a) Borrower
     ---------------------
has applied for, or consented to, the appointment of a receiver, trustee, or liquidator of all or a substantial part of Borrower's assets; (b) Borrower has admitted in writing the inability to pay its debts as they mature; (c) Borrower has made a general assignment for the benefit of creditors; (d) Borrower has been adjudged a bankrupt, or filed a petition or an answer admitting the material allegations of a petition in bankruptcy or insolvency proceeding; (f) an order, judgment or decree has been entered, without the application, approval or consent of Borrower, by any court of competent jurisdiction approving a petition seeking reorganization of Borrower, or appointing a receiver, trustee, or liquidator of Borrower or a substantial part of its assets and such order shall continue unstayed and in effect for a period of forty-five (45) days; or
(g) Borrower has filed a voluntary petition in bankruptcy or has failed to remove an involuntary petition within forty-five (45) days of the filing thereof.

     Borrower's  Dissolution,  Merger  or Termination. If Borrower shall without
     ------------------------------------------------
the written consent of Lender, which consent shall not be unreasonably withheld, merge, or if Borrower shall dissolve, liquidate, terminate or cease operations.

     Cross-Default;  Borrower  Default Under the Note the  BEIP  Agreement,  the
     ---------------------------------------------------------------------------
Consent  and  Agreement  and/orAgreements  for  Borrowed  Money. If a Borrower a
---------------------------------------------------------------
default (howsoever characterized) shall exist under the Note, the BEIP Agreement, the Consent and Agreement and/or any other note, bond, indenture, debenture or any other instrument evidencing Borrower's obligation for borrowed money ("Other Indebtedness"), and the same shall have continued uncured in excess of the applicable cure period, if any, after the Lender, the NJEDA, or the holders of any of the Other Indebtedness, as the case may be, shall have given Borrower written notice, if the giving of such notice is required, of such default in accordance with the provisions of the applicable agreement or instrument, Borrower acknowledges and agrees that the same shall constitute an Event of Default hereunder without further notice or opportunity on the part of Borrower to cure. In the event Borrower defaults on its obligations under this Agreement, Borrower acknowledges and agrees that Lender may declare the unpaid principal balance of the Loan together with all interest accrued thereon, and any and all other sums due Lender from Borrower from any source whatsoever, and the same shall become, immediately due and payable.

     Failure  to  Participate in BEIP. Without limiting the generality of any of
     --------------------------------
the clauses set forth above, the failure for any reason of Borrower to continue to qualify with NJBEIP Payments or the suspension, discontinuance, termination or substantial reduction by the State of New Jersey or the Authority of the Business Employment Incentive Grant Program pursuant to NJSA 34: lB-120 or any of the regulations promulgated hereunder, or the failure of the New Jersey State legislature or the Governor of the State of New Jersey to appropriate (or make such appropriation available) to fund said program.

     8.     Remedies.
            --------

     Upon the existence of an Borrower Event of Default which shall continue unsecured for a period of thirty (30) days after Lender shall have given Borrower written notice of the same pursuant to the provisions of this Agreement

(unless the giving of such notice shall be otherwise excused by the provisions of this Agreement), except for the failure of Borrower to pay any amount of principal or interest when due, which failure shall afford Borrower a ten (10) day cure period:

     Lender shall have all of its rights and remedies at law, in equity, or as a secured party under the Uniform Commercial Code, and shall have the further additional rights and remedies which may be exercised either cumulatively or in the alternative; and

     Lender may terminate this Agreement, and declare the principal balance of the Note and/or all interest thereon accrued and/or late penalties immediately due and payable, without notice or demand, and the same shall become immediately due and payable without notice or demand; and.

     Lender may, in its sole discretion in its name or in the name of the Borrower, or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any collateral, but shall be under no obligation to so do, or the Lender may extend the time of payment, arrange for payment in installment, or otherwise modify the term of, or release any collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrower. The Lender will not be required to take any steps to preserve any rights against any prior parties collateral. If the Borrower fails to make any payment or take any action required under this Agreement, the Note and/or the BEIP Agreement the Lender may make such payments and take such all such actions as the Lender deems necessary to protect Lender's security interests in any collateral and/or the value thereof, and the Lender is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any encumbrances, charges or liens which in the judgment of the Lender appear to be equal to, prior to or superior to the security interests of the Lender any collateral; and

     Lender  may  take  any  other  action  legally  available  to  it.

     Application  of  Proceeds.  Upon the occurrence of an Event of Default, the
     -------------------------
balance of all revenue from the assignment contemplated in Section 2 hereof and all proceeds from any sale of said assignment pursuant to this Section 8 shall be applied (in such order as the Lender shall in its sole discretion determine) as follows: (i) to the payment of all costs and expenses incurred by the Lender in connection with any sale of said assignment, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for the Lender in connection therewith, and to the repayment of all advances made by the Lender hereunder for the account of the Borrower and the payment of all other costs and expenses paid or incurred by the Lender in connection with this Agreement, the Note or otherwise in connection with the Obligations, to the extent that such advances, costs and expenses shall not have been paid previously to the Lender;
(ii) to the payment of interest on the Obligations; and (iii) to the payment or repayment of the Obligations. Any amounts remaining after such applications shall be remitted to an account maintained by the Borrower with the Lender or as directed by the Borrower or as a court of competent jurisdiction may otherwise direct.

     Powers  of  Attorney.  Upon  the  occurrence of an Event of Default (i) the
     --------------------
Borrower does hereby irrevocably make, constitute and appoint the Lender or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Lender or the Borrower to receive, open and dispose of all mail addressed to the borrower, and to endorse any notes, checks, drafts, money orders or other evidences of payment that may come into the possession of the Lender with full power and right to cause the Borrower's mail to be transferred to the Lender's own offices or otherwise, and to do any and all acts necessary or proper to carry out the intent of this Agreement and/or the Note and the Borrower hereby ratifies and confirms all that the Lender or its substitutes shall properly do by virtue hereof; (ii) the Borrower does hereby further irrevocably appoint the Lender or any of its officers or designees its true and lawful attorney-in-fact in the name of the Lender or the Borrower (1) to enforce all of the Borrower's rights under and pursuant to all agreements with respect to the assignment contemplated in Section 2 or any collateral, all for the sole benefit of the Lender, (2) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Agreement and/or the Note which are required to be observed or performed by the Borrower, (3) to execute such other and further mortgages, pledges and assignments of any collateral as the Lender may reasonably require for the purpose of protecting, maintaining or enforcing the security interests granted to the Lender pursuant to this Agreement, and (4) to do any and all other things necessary or proper to carry out the intention of this Agreement and/or the Note, and the Borrower hereby ratifies and confirms all that the Lender or its substitutes as such attorney-in-fact shall properly do by virtue hereof.

     Lender's  Remedies  Cumulative.  To  the  maximum  extent permitted by, and
     ------------------------------
subject to the mandatory requirements of, applicable law, and except as expressly set forth herein, no remedy under this Section 8 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided herein or otherwise available to Lender at law, in equity or otherwise, whether for specific performance of any agreement or provision contained herein or in the Note or in aid of the exercise of any right, power or remedy granted herein or therein. No express or implied waiver by Lender of any default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. The failure or delay of Lender in exercising any right, power or remedy granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right, power or remedy upon the continuation or reoccurrence of any such contingency or similar contingencies and any single or partial exercise of any particular right, power or remedy by Lender shall not exhaust the same or constitute a waiver of any other, right, power or remedy provided herein. To the maximum extent permitted by applicable law, Borrower hereby waives any rights now or hereafter conferred by statute or otherwise that may limit or modify any of Lender's rights, powers or remedies provided in this
Section  8.

     LIMITATIONON  LENDER'  SLIABILITY.  IN NO EVENT, WHETHER BASED ON CONTRACT,
     ---------------------  ----------
INDEMNITY, Warranty, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, LL LENDER, BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR COINCIDENTAL DAMAGES FOR BREACH OF THIS AGREEMENT.

     9.     Expenses  upon  Default.
            -----------------------

     In the event that Borrower shall commit an Event of Default as hereinafter defined under this Agreement, the Note and/or the BEIP Agreement then, in addition to any amounts -due and payable' thereunder, Borrower shall pay to Lender, upon demand, all of the reasonable costs and expenses (including, without exclusion, reasonable attorneys' fees) incurred by Lender as a result of Borrower' s default.


     10.     WARRANTIES.
             -----------

     No  Representations  or  Warranties. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED
     -----------------------------------
IN THIS AGREEMENT, Lender MAKES NO REPRESENTATIONS OR WARRANTIES, NOR SHALL IT BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO VALUE, CONDITION, WORKMANSHIP, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE NEW JERSEY FACILITY OR ANY PART THEREOF OR AS TO THE ABSENCE OF LATENT AND OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE INFRINGEMENT OR ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATION BASE]) ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY, WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PURCHASED ASSETS OR ANY PART THEREOF.

     11.     Forbearance  Not  a  Waiver.
             ---------------------------

     No act of forbearance or failure to insist on the prompt performance by Borrower of its obligations pursuant to this Agreement and/or the Note either express or implied, shall be construed as a waiver by the Lender of any of its rights hereunder or thereunder. In the event that any provision of this Agreement shall be breached by Borrower and such breach is thereafter waived by the Lender, such waiver shall be limited to the particular breach waived by the Lender and shall not be deemed to waive any other breach.

     12.     Assignment.
             ----------

     Borrower may not assign its interests in this Agreement to another party without the prior written consent of the Lender which consent may be granted or withheld in Lender's sole discretion. This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties hereto.

     13.     Indemnification.
             ---------------

     Borrower covenants and agrees to indemnify and hold harmless Lender, its agents, officers, Committee of Managers, employees, servants and representatives from all losses, claims, damages, liabilities, and costs whatsoever (including all costs, expenses and reasonable fees of counsel incurred in investigating and defending such losses and claims, etc.), brought by any person or entity, and caused by, related to, arising or purportedly arising out of (i) the condition, use, possession, conduct, management, construction, and financing of the New Jersey Facility, the Collateral or the operation of Borrower's business; (ii) the performance by Borrower of its obligations under this Agreement, the Note, the BEIP Agreement and/or the Consent and Agreement; (iii) any loss, damage, injury to, or death of, any person occurring at or about or resulting from, the operation of the New Jersey Facility, any collateral or the Borrower's business or any defect' in the facility housing the New Jersey Facility, any collateral or the Borrower's business; and, (iv) any damage or injury to property of the Borrower or to the agents, servants, or employees of the Borrower, or to any other person who may be about the New Jersey Facility, or any collateral caused by the negligence of any person. THE PROVISIONS OF THIS SECTION 13. SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

     14.     Termination  of  Agreement.
             --------------------------

     Upon the repayment in full of the Loan and the completion by the Borrower of the Obligations this Agreement shall terminate.

     15.     Miscellaneous  Provisions.
             --------------------------

     Disclosure  of  Financial  Information. The Lender is hereby authorized to.
     --------------------------------------
disclose any financial or other information about the Borrower to any regulatory body or agency having jurisdiction over the Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by the Lender to the Borrower. The information provided my include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about the Borrower.

     No  Implied  Waiver.  The  Lender  shall  not be deemed to have modified or
     -------------------
waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by the Lender and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by the Lender of any payments by or on behalf of the Borrower on account of the indebtedness evidenced by this Agreement shall not cure or be deemed to cure any default or reinstate or be deemed to reinstate the terms of this Agreement absent an express written agreement duly executed by the Lender and the Borrower.

     Other  Agreements.  At  the  request  of  Lender,  Borrower
     -----------------
shall execute such other agreements, documents or instruments in connection with this Note as Holder reasonably requests, all of which must be in form and substance satisfactory to Lender.

     Notices.  Notice  from  one party to another relating to this Note shall be
     -------
deemed effective if made in writing (including telecommunications) and delivered to the recipient's address or telecopier number set forth below by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) first class or express mail, postage prepaid, (iv) Federal Express, Purolator Courier or like overnight courier service,, or (v) telecopy or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this paragraph shall be deemed delivered upon receipt if delivered by hand or wire transmission, 3 business days after mailing if mailed by first class registered or certified mail or one business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. This notice provision shall be inapplicable to any judicial or non-judicial proceeding where state law governs the manner and timing of notices in foreclosure or receivership proceedings. All such notices shall be addressed as follows:

     (i) if to Lender, at 80 Park Plaza, T-22, Newark, New Jersey 07101; attention: President; telecopier number 973-456-3569; and

     (ii)  if  to  Borrower,  One  Millennium Way, Branchburg, New Jersey 08876;
Attention:  Sr.  Vice  President,  CFO;  telecopier  number  (908)  947-1081.

     Headings.  The  headings contained in this Agreement are for reference only
     --------
for the convenience of the parties. The headings shall not be deemed to constitute a part of this Agreement nor shall they alter or supercede the contents of the sections themselves.

     Governing  Law.  This  Agreement  shall  be  governed  exclusively  by, and
     --------------
construed in strict accordance with, the laws of the State of New Jersey, with the exception of New Jersey's conflict of laws provisions. ALL TERMS NOT DEFINED HEREIN ARE USED IN THE MANNER SET FORTH IN THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE OF NEW JERSEY.

     Costs and Attorneys' Fees. In the event of any action by Lender against either Borrower or any third party to enforce this Agreement and/or -to protect the security interest of Lender in the Collateral, and/or to preserve, process, develop maintain, protect, care for or insure any Collateral, the Agreement agrees to pay all costs and expenses thereof, immediately, together with any and all reasonable attorneys' fees and expenses.

     Third  Party Beneficiaries. There are no third party beneficiaries to  this
     --------------------------
Note.

     Separability.  If any term or provision of this Agreement, the Note, and/or
     ------------
the Consent and Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be held to be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or thereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable. To the maximum extent permitted by applicable laws, the parties to this Agreement waive any provision of law that renders any term or provision of this Agreement, the Note, and/or the Consent and Agreement invalid or unenforceable in any respect.

WAIVER  OP  JURY  TRIAL.  RECOGNIZING  THAT  ANY  DISPUTE  ARISING  UNDER  THIS
-----------------------
AGREEMENT AND/OR THE NOTE WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS INVOLVED IN THE DISPUTE RESOLUTION PROCESS, TO THE MAXIMUM EXTENT PREMITTED BY LAW, THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED TO THIS AGREEMENT, THE NOTE OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES.

JURISDICTION;SERVICEOF  PROCESS. RECOGNIZING THAT ANY DISPUTE ARISING UNDER THIS
-------------------------------
AGREEMENT AND/OR THE NOTE WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS INVOLVED IN THE DISPUTE RESOLUTION PROCESS, TO THE MAXIMUM EXTENT PREMITTED BY LAW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY BREACH OP THIS AGREEMENT AND/OR THE NOTE MAY BE BROUGHT, AT THE OPTION OF ANY AGGRIEVED PARTY IN ANY OF THE COURTS OF TEE STATE OF NEW JERSEY OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY OF NEWARK, NEW JERSEY, AND TO THE MAXIMUM EXTENT PREMITTED BY LAW, EACH PARTY HERETO HEREBY UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, EXPRESSLY WAIVING ANY OTHER JURISDICTION TO WHICH SUCH PARTY MAY BE ENTITLED BY REASON OF ITS PRESENT OR FUTURE DOMICILE. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OP ANY SUCH ACTION OR PROCEEDING IN ANY OP THE AFORESAID COURTS AN]) ANY OBJECTION IT MAY NOW OR HEREINAFTER HAVE TO VENUE IN ANY OF THE AFORESAID COURTS ON THE BASIS OF FORUM
                                                                           -----
NON  CONVENIENS.  EACH  PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR
---  ----------
PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFORESAID COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF TRUE COPIES -OF THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY'S ADDRESS AS FIRST SET FORTH ABOVE OR TO SUCH OTHER ADDRESS AS SUCH PARTY SHALL HAVE SUBSEQUENTLY DESIGNATED PURSUANT TO THE NOTICE PROVISIONS OF THIS AGREEMENT. THE BORROWER IRREVOCABLY APPOINTS EACH AND EVERY OWNER, PARTNER AND/OR OFFICER OF BORROWER AS ITS ATTORNEY UPON WHOM MAY BE SERVED, BY REGULAR OR CERTIFIED MAIL AT THE ADDRESS SET FORTH HEREIN, ANY NOTICE, PROCESS OR PLEADING IN ANY ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. NOTHING HEREIN SHALL EFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER
MANNER  PERMITTED  BY  LAW.

     NO  AGENCY,  PARTNERSHIP,  OR  JOINT VENTURE.     Nothing contained in this
     --------------------------------------------
agreement, and/or the note or any other security instrument, nor the acts of the parties hereto shall be construed to create a relationship of principal .and agent, partnership or joint venture between borrower and lender.

     Effect  of  Agreement.  This  Agreement  shall  be binding upon the parties
     ---------------------
hereto, their respective heirs, executors, administrators, successors and permitted assigns.

     Entire Agreement This Agreement contains the complete agreement between the
     ----------------
parties, and no modification, amendment, recision, waiver or other change will be binding on any party unless agreed to in writing by such party's authorized representative.

     Modifications.  This  Agreement may not be supplemented, extended, modified
     -------------
or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     Sales  or  Participations. The Lender may from time to time sell or assign,
     -------------------------
in whole or in part, or grant participations in the Loan and the Note and/or the obligations or participation, if the applicable agreement between the Lender and such holder so provides, shall be (a) entitled to all of the rights, obligations and benefits of the Lender; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the Borrower, in each case as fully as though the Borrower were directly indebted to such holder. The Lender may in its discretion give note to the Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of the Lender's or such Lender' s rights hereunder.

             [SIGNATURES  ARE  SET  FORTH  ON  THE  NEXT  PAGE]

ATTEST:                                  LIFECELL CORPORATION


By:                                      By:
   ----------------------------             ------------------------------
Name:                                    Name:
Title:                                   Title:




ATTEST:                                  PUBLIC  SERVICE  NEW  MILLENNIUM
                                         ECONOMIC     DEVELOPMENT     FUND
                                         L.L.C.


By:                                      By:
   ----------------------------             ------------------------------
Name:                                    Name:
Title:                                   Title:

                                     FORM OF
                              CONSENT AND AGREEMENT


     This Consent and Agreement ("Agreement"), made this 3l day of May, 2000, by and between LIFECELL CORPORATION, a corporation organized under the laws of the State of Delaware, having its principal offices at One Millennium Way, Branchburg, New Jersey 08876, ("Grantee"), the New Jersey Economic Development Authority, a body corporate and politic organized and existing- under the authority of N.J.S.A. 34:13-2 et seq., having its offices at 36 West State
               -------            -------
Street, P.O. Box 990, Trenton, New Jersey 08625 ("Grantor") and Public Service New Millennium Economic Development Fund, L.L.C., a New Jersey limited liability company, having its principal offices at 80 Park Plaza, T-22, Newark, New Jersey 07101, ("New Millennium").

     WHEREAS, in order to foster job creation in the State of New Jersey, the Business Employment Incentive Program Act, N.J.S.A. 34:13-120 et seq. (the
                                                -------            -------
"Act"), authorizes Grantor to enter into agreements with businesses to provide Business Employment Incentive Grants in accordance with the provisions of the Act and the implementing regulations, N.J.A.C 19:31-10 et seq. (the
                                           -------            -------
"Regulations");  and

     WHEREAS, Grantee, a bio-engineering company engaged in the development and commercialization of tissue regeneration and cell preservation products, intends to relocate a significant portion of its operations from Houston, Texas to a facility located at One Millennium Way, Branchburg, New Jersey (the "New Jersey Facility"); and

     WHEREAS, Grantee's relocation will provide for approximately one hundred and fifty (150) employees; and

     WHEREAS, Grantee intends to fund a portion of its relocation costs through a New Millennium Loan (the "New Millennium Loan") from New Millennium in the amount of SIX HUNDRED FIFTY THREE THOUSAND TWO HUNDRED TWO and 13 / 100 Dollars ($653,202.13), said loan to have a term of ten (10) years, to accrue interest at a per annum fixed rate of 7.00% and to be secured by the assignment contemplated herein; and

     WHEREAS, subject to certain conditions Grantee will enter into an agreement dated as of March 26, 1999, as amended from time to time (the BEIP Agreement") with the Grantor, whereby pursuant to the Act, the Grantor in accordance with the provisions of the Act shall provide to Grantee a Business Employment Incentive Grant (the "Grant") equal to 80% of Withholdings for the Grant Payment Period as those terms are defined in the BEIP Agreement; and

     WHEREAS, pursuant to the terms of the BEIP Agreement, the Grant shall be payable to Grantee in annual installments of $105,840 (the "NJBEIP Payments") for a period of 10 years commencing on or about the end of the second calendar quarter in the calendar year 2001(the "Payment Period"); and

     WHEREAS, Grantee, in order to induce New Millennium to make the New Millennium NJBEIP New Millennium Loan, has agreed, inter alia, to assign to New Millennium (the "NJBEIP Assignment") to New Millennium all of Grantee's right, title and interest in and to the NJBEIP Payments, which assignment provides for the direct payment of the NJBEIP Payments to New Millennium by the Grantor until such time as the New Millennium NJBEIP New Millennium Loan shall have been repaid in full, with Grantee remaining obligated, in the event of Grantee's failure to qualify for the full amount of the NJBEIP Payments assigned to New Millennium or in the event of any shortfall in the amount of any installment of the NJBEIP Payments for any reason, for such amounts as shall be required to fully amortize the New Millennium Loan and to pay New Millennium the amount of such shortfall over the Payment Period; and

     WHEREAS, Grantor has found, on the basis of the information contained in Grantee's application for a Grant, and any other information provided by Grantee in support of its application that (i) the Project will create, during the term of the BEIP Agreement, a net increase in employment in the State of New Jersey;
(ii) the Project is economically sound and will benefit the people of New Jersey by increasing opportunities for employment and by strengthening New Jersey's economy; and, (iii) the receipt of the Grant and the making of the New Millennium BEIP New Millennium Loan are material factors in Grantee's decision to go forward with the Project.

     NOW THEREFORE, in consideration of the mutual promises and. covenants made herein, it is agreed as follows:

     1.  Consent to Assignment. The Grantor consents to the NJBEIP Assignment by
         ---------------------
Grantee to New Millennium subject to the terms and conditions of this Agreement.

     2.     Agreement  to  Pay  NJBEIP  Payments  Directly  to  New  Millennium.
            -------------------------------------------------------------------

     A. The Grantor agrees to pay the NJBEIP Payments directly to and in the name of New Millennium during the Payment Period until such time as the New Millennium NJBEIP New Millennium Loan shall have been paid in full, with Grantee remaining obligated, in the event of Grantee's failure to qualify for the full amount of the NJBEIP Payments collaterally assigned to New Millennium or in the event of any shortfall in the amount of any installment of the NJBEIP Payments for any reason, for such amounts as shall be required to fully amortize the New Millennium NJBEIP New Millennium Loan and to pay New Millennium the amount of such; provided, however, that Grantor shall have no obligation to pay to New
       ------------------
Millennium any amounts in excess of the actual NJBEIP Payments for which Grantee duly qualifies with respect to any annual installment or in the aggregate. New Millennium shall promptly notify Grantor in writing as soon as the New
Millennium NJEEIP New Millennium Loan has been paid in full. While said New Millennium Loan is still outstanding Grantor shall be entitled from time to time to request and receive from New Millennium a certification as to the amount outstanding under said New Millennium Loan.

     B. Grantee hereby unconditionally and irrevocably authorizes and directs Grantor to make all NJBEIP Payments to which Grantee is entitled under the BEIP Agreement, directly payable to New Millennium, as provided in Subparagraph 2A hereof. Grantee acknowledges and agrees that this authorization and direction is present, absolute and unconditional and that, subject only to court order, it may not be revoked for any reason, even if Grantee should make or assert any claim or claims that the New Millennium NJBEIP New Millennium Loan is void or unenforceable under any legal or equitable principles, whether grounded in contract or tort, including, without limitation, fraud, bad faith, coercion, duress or unclean hands, accord and compromise, lack of consideration, or offset. (Hereinafter, any and all such claims shall be referred to individually and collectively as "Payment Defense" or "Payment Defenses," respectively.)

     3.     Release  and  Waiver.
            --------------------

     A. Grantee hereby unconditionally and irrevocably releases, waives, and discharges Grantor, and all of its members, officers, employees, agents and assigns, from any liability, obligation, or indebtedness whatsoever, in connection with, or on account of the making of the NJBEIP Payments by Grantor to New Millennium as provided under Paragraph 2 hereof, whether or not such payments were made contrary to any demand by Grantee that the same not be made, or, whether or not Grantee had or has asserted any Payment Defenses in or outside of any legal proceedings.

     B. New Millennium hereby unconditionally and irrevocably releases, waives, and discharges Grantor, and all its members, officers, employees, agents and assigns, from any liability, obligation, indebtedness, or suit whatsoever, in connection with, or on account of, the exercise of its rights and remedies under the Act, the Regulations or the BEIP Agreement, or the carrying out of its undertakings hereunder, including, without limitation, any duty to it of contribution, indemnification, reimbursement, subrogation or accounting.

     4. Notwithstanding anything herein contained to the contrary, at any time the Grantor entertains any doubt or question with respect to the legality of its making the NJBEIP Payments directly to New Millennium, it may, but shall not be obligated to, in lieu of making payments, file an inter-pleader or declaratory judgment action in the appropriate court. In addition, New Millennium agrees that in the event the Grantee should file for protection under the United States Bankruptcy Code, the Grantor shall be entitled to require, as a condition of making further NJBEIP Payments to New Millennium, that New Millennium obtain an order from the Bankruptcy Court hearing the case, finding that the making of such payments would not violate any stay then in effect or otherwise contravene any applicable bankruptcy court orders in the case. The provisions of this Paragraph 4 shall survive termination of this Agreement.

     5.     The  Act,  Regulations  andBEIPAgreement  Govern.
            ------------------------------------------------

     A. New Millennium and Grantee each acknowledge and agree that the Act, the Regulations and the BEIP Agreement shall at all times govern and control the administration of the BEIP Grant to Grantee and that nothing contained herein shall in any way alter, diminish, abrogate or waive any rights or discretion of Grantor or duties of Grantee under the Act, the Regulations and the BEIP Agreement, including, without limitation, the right of Grantor to terminate the Grant, reduce the term of same or the amount of the NJBEIP Payments, or recapture NJBEIP Payments previously made, as provided in the BEIP Agreement. New Millennium acknowledges and agrees that Grantor, in administering and enforcing the BEIP Agreement, is not and shall not be required to obtain any approval or consent whatsoever from New Millennium.

     B. New Millennium acknowledges that it has reviewed and is familiar with the BEIP Grant and hereby approves and consents to the same.

     C. In the event of a conflict between the provisions of the NJBEIP Agreement and this Agreement, the former shall govern.

     D. The provisions of this Section 5 shall survive termination of this Agreement.

     6.     Effect  of  Termination  of  the BEIP Agreement or Other Enforcement
            --------------------------------------------------------------------
Action  thereunder
   ---------------

     A. In the event the BEIP Agreement is terminated by Grantor for any reason, then Grantor shall as of the date of such termination have no further duty or obligation to New Millennium to make any further NJEEIP Payments to it except for any final NJBEIP Payment that may still be due and payable under the BEIP Agreement and this Agreement shall be deemed terminated on thirty days written notice to New Millennium and the Grantee by Grantor, with no further liability between the parties to one another hereunder.

     B. In the event the term of the Grant or the amount thereof is reduced by Grantor in accordance with the provisions of the BEIP Agreement, the amounts to be paid to New Millennium under Paragraph 2 hereof shall be reduced accordingly.

     C. Grantor and Grantee agree that in the event that Grantor exercises its right to recapture under the BEIP Agreement of NJBEIP Payments previously made, such right shall be exercisable against Grantee only, and that New Millennium shall have no obligation to refund or disgorge any NJBEIP Payments previously received by it.

     7.     Disclaimer.  It  is  agreed  and  understood  by  Grantee  and  New
            ----------
Millennium  that Grantor makes no representations or warranties whatsoever as to
(i) the ability of Grantee to comply with all of the requirements of the BEIP Agreement; (ii) the financial condition of Grantee; (iii) the ability of Grantee to service and pay the New Millennium and the New Millennium Loan; or (iv) the accuracy of any financial records, certifications, or other documents submitted by Grantee either to Grantor in connection with the Grant, or to New Millennium in connection with the New Millennium and New Millennium NJBEIP New Millennium Loans.

     8.     Further  Assurances.  At  any  time  and from time to time, upon the
            -------------------
request of New Millennium, each of Grantor, and Grantee shall promptly and duly execute and deliver or cause to be executed and delivered on its behalf any and all such further instruments and documents and take such further action as New Millennium (or any successor or assign of New Millennium) may reasonably request in order to obtain the full benefits of this Consent and Agreement and the rights and powers herein granted. The cost and expense incidental to such further assurances shall be for the account of the Grantee; provided, however
                                                               --------- -------
that New Millennium shall reimburse the Grantor for all costs and expenses reasonably incurred by such party in complying with the immediately preceding sentence to the extent not otherwise paid by the Grantee.

     9.  No  Release;  No  Assumption.  It  is the intent of the parties to this
         ----------------------------
Consent and Agreement that Grantee shall not be released from any duty, burden, obligation or liability under any New Millennium New Millennium Loan document to which Grantee is a party, including without limitation, that certain New Millennium Loan Agreement and Assignment by and between New Millennium and Grantee, dated as of April , 2000, and that certain promissory note (the "New
                           ---
Millennium NJBEIP New Millennium Loan Note") in the principal amount of $653,202.13 and made by Grantee payable to the order of New Millennium. It is the further intent of the parties to this Consent and Agreement that no duty, burden, obligation or liability under the BEIP Agreement shall be assumed by New Millennium.

     10.     Termination  of Agreement Upon Payment. Upon payment in full of the
             --------------------------------------
New Millennium Loan, this Agreement shall terminate, with no further liability obligation between the parties hereto.

     11.  Notices. All notices and other communications required or permitted to
          -------
be given hereunder shall be in writing and shall become effective when delivered by hand or received by telecopier or sent by registered first-class mail (return receipt requested), addressed as follows:

     (i)  if  to  Grantor,  at  36  West  State  Street,  P.O.
Box  990,     Trenton,  New  Jersey  08625,     attention:
     telecopier  number  (     )     -

     (ii) if to Grantor, at One Millennium Way, Branchburg, New Jersey 08876; attention: Senior Vice President, CFO; telecopier number (908) 947-1081; and

     (iii) if to New Millennium, at 80 Park Plaza, T-22, Newark, New Jersey 07101; attention: President, telecopier number 973-456-3569.

     12.     Counterpart  Execution.  The  parties  may  sign  this  Consent and
             ----------------------
Agreement in any number of counterparts and on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     13.  Governing  Law.  This  Consent  and Agreement shall be governed by and
          --------------
construed  under  the  laws  of  the  State  of  New  Jersey.

     14.  Entire  Agreement.  This  Consent  and Agreement contains the complete
          -----------------
agreement between the parties, and no modification, amendment, recision, waiver or other change will be binding on any party unless agreed to in writing by such party' s authorized representative.


[SIGNATURES  ARE  SET  FORTH  ON  THE  NEXT  PAGE]

ATTEST:                                  New  Jersey  Economic  Development
                                            Authority

By:                                      By:
   ----------------------------             ------------------------------
Name: Adam Mukerji                       Name: Eugene J. Bukowski
Title:  Director                         Title:Managing  Director-Finance
                                               Community  Lending


By:                                      By:
   ----------------------------             ------------------------------
Name:                                    Name:
Title: Controller                        Title:


ATTEST:                                  PUBLIC  SERVICE  NEW  MILLENNIUM
                                         ECONOMIC  DEVELOPMENT  FUND L.L.C.


By:                                      By:
   ----------------------------             ------------------------------
Name:                                    Name:     Eileen  A.  Moran
Title:                                   Title:     President

                                   NEGOTIABLE
                                     SECURED
                                INSTALLMENT NOTE
$653,202.13                                                       May  31,  2000


     FOR VALUE RECEIVED the undersigned, Maker unconditionally promises to pay to the order of Holder, at Holder's principal executive offices at 80 Park Plaza, T-22, Newark, New Jersey 07101, or at such other place as holder, from time to time, may designate, the principal amount of SIX HUNDRED FIFTY
THREE THOUSAND TWO HUNDRED TWO AND 13 / 100 DOLLARS ($653,202.13) (the "Principal Balance") plus interest on the unpaid Principal Balance, in lawful money of the United States and in immediately available funds, payable in ten (10) equal annual installments of principal and interest (each an "Annual Installment", collectively the "Installments") of $105,840 commencing on August 1, 2001 and on each anniversary thereof until August 1, 2010 (the "Maturity Date") when the remaining outstanding principal balance of this Note, together with any accrued and unpaid interest thereon shall be due and payable.

Each such date on which an Annual Installment of principal and interest is due shall be an "Installment Date."

The Annual Installment have been calculated based on a mortgage style level principal and interest payment amortization. The principal and interest component of each such installment is set forth on Schedule A attached hereto.

SECTION 1. Definitions. All capitalized terms used but not defined herein shall, when used herein, have the meaning assigned to such terms in that certain Loan Agreement and Assignment (the "Loan Agreement") by and between LIFECELL CORPORATION, a Delaware corporation, having its principal executive offices at 3606 Research Forest Drive, The Woodlands, Texas 77381-4232("Maker"), and PUBLIC SERVICE MEN MILLENNIUM ECONOMIC DEVELOPMENT FUND L.L.C., a New Jersey limited liability company (together with its successors and assigns, collectively, "Holder"), dated as of May 31, 2000.

SECTION  2.  Payment  Terms.
             --------------

     (a)     Payment  Credits.  Maker  is  unconditionally obligated to make all
             ----------------
payments under this Negotiable Installment Note (this "Note") when due, provided, y, that Maker shall receive a credit against such payment obligations with respect to any Annual Installment to the extent that pursuant to the terms and provisions of the Consent and Agreement, Holder shall have received the NJBEIP Payments from the New Jersey Economic Development Authority (the "Authority") on or before the Installment Date on which such Annual Installment becomes due and owing provided however, that Maker shall remain obligated, in
                        --------  -------

the event of Maker's failure to qualify for the full amount of the NJBEIP Payments assigned to Holder or in the event of any shortfall, for any reason whatsoever, in the amount actually paid to Holder by the Authority pursuant to the Consent and Agreement with respect to such Installment Date over the amount of the Annual Installment then due and owing, for such amounts as shall be required to fully satisfy Maker's payment obligations with respect to the Annual Installment then due and owing and Maker shall pay such amounts to Holder in full immediately upon being notified by Holder of such shortfall. Notwithstanding the foregoing, Maker shall remain fully liable for any late payment interest pursuant to Section 1(d) hereof. Any excess in the amount of the NJBEIP Payments over the amount of any Annual Installment shall be paid over to the Borrower after deduction therefrom of any fees and expenses then due and payable hereunder.

     (b)  Interest.  This Note shall bear interest, computed on the basis of the
          --------
actual number of days elapsed over a 360-day year, on the Principal Balance from the date hereof at a fixed per annum rate equal to 9.00%.

     (c) Upon 5 days prior written notice (specifying the date and amount of said repayment), the amounts due under this Note may be prepaid in whole or from time to time in part, in each case without premium or penalty, but with interest on the amount prepaid through the date of prepayment.

     (d)  Late  Payment.  In  the  event  that  the  full  amount  of any Annual
          -------------
Installment is not received by Holder on any Installment Date, Maker agrees to, and shall thereafter, pay to Holder, on the full amount of the unpaid Annual

Installment due and owing on such Installment Date at the per annum rate equal to the Default Rate set forth in Paragraph 5(b) below per annum, computed on the basis of the actual number of days elapsed over a 360-day year, from such Installment Date.

     (e) Usury. Notwithstanding any provision herein or in any other instrument now or hereafter securing this Note, the total liability for payment of interest shall not exceed the limits now imposed by the applicable usury laws. In the event of an acceleration of this Note, the total charges for Interest and in the nature of interest shall not exceed the maximum amount allowed by law and any excess portion of such charges that may have been paid shall be refunded to Maker. It is the intent of Maker and Holder to strictly comply with all applicable usury laws from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand f or payment, or acceleration of the maturity of any obligation, or the recharacterization of any application fees or any other fees required hereunder or under the Loan Agreement, or any other agreement by and between Maker and Holder as interest), shall the interest taken, reserved, contracted for, charged or received under the Note, or otherwise, exceed the maximum nonusurious amount permitted under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to this provision and any such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value that is characterized as interest under applicable law that would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied to the reduction of Principal Balance owing on the indebtedness evidenced thereby in the inverse order of its maturity and not to the payment of interest, or refunded to Maker or the other payor thereof if and to the extent such amount, which would have been excessive, exceeded such unpaid Principal Balance. The right to accelerate the maturity of this, or any other indebtedness, does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid by Maker shall, to the extent permitted by applicable law, be amortized, protected, allocated and spread throughout the full stated term (including any renewal or extension) of this Note so that the amount of interest on account of this Note does not exceed the maximum nonusurious amount permitted by applicable law. As used in this Section 1(f), the term "applicable law" ("Applicable Law") shall mean the laws of the State of New Jersey or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed -or amended or come into effect in the future.

SECTION  3.
     (a)     Security  Interest  Granted.  This  Note  is  the  Installment Note
             ---------------------------
referred to in the Loan Agreement, and, therefore is secured by the collateral (the "Collateral") described therein, and otherwise governed thereby. All of the agreements, conditions, covenants, provisions, and stipulations contained in the Loan Agreement and which are to be kept and performed by Maker are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

     (b)  Waivers  By  Maker.  Maker  hereby  waives and releases to the maximum
          ------------------
extent permitted by applicable law, (i) all technical errors, defects and imperfections in any proceedings instituted by Holder under this Note and/or the Loan Agreement, (b) all benefits that might accrue to Maker by virtue of any present or future laws exempting the Collateral or any part of the proceeds arising from any sale thereof, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment, (c) all notices not herein elsewhere specifically required of Maker's default or of Holder's exercise, or election to exercise, any option under this Note, and (d) any present or future law, regulation or judicial decision which provides for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for -payment or valuation or appraisement of any of the Collateral.

SECTION 4. Events of Default. The occurrence of any one or more of the following
           -----------------
shall  be  a  default  (each,  an  "Event  of  Default")  hereunder:

     (a)     Failure  to Pay. If Maker shall fail to pay any amount of principal
             ---------------
or  interest  within  ten  (10)  days  after  the  same  shall  be  due.

     (b)     Maker's  Failure  to  Perform  Covenants  or  Obligations. If Maker
             ---------------------------------------------------------
has breached or failed to perform any covenant, agreement (other than an obligation to pay any amount of principal or interest or fees when due) or other obligation contained in the Loan Agreement, this Note, the BEIP Agreement and/or the Consent and Agreement, or if Maker has failed to perform satisfactorily any of the terms and conditions contained in the Loan Agreement, this Note the BEIP Agreement and/or the Consent and Agreement and the same shall not have been cured within thirty (30) days after the earlier to occur of (A) written notice to Maker of said default from Holder or (B) the date on which Maker obtains actual knowledge of said default.

     (c)     Maker's     Misrepresentations.If  any  representation  or warranty
             -------     -------------------
made by Maker in the Loan Agreement, in this Note, in the BEIP Agreement, in the Consent and Agreement, in the Application, in the Maker's NMF Application or, in any report, certificate, financial statement or other instrument furnished to the Holder or to the NJEDA pursuant to the Loan Agreement, to this Note or to the BEIP Agreement, proves to be false or misleading in any material respect.

     (d)     Maker's Insolvency. If any of the following has occurred: (i) Maker
             ------------------
has applied for, or consented to, the appointment of a receiver, trustee, or liquidator of all or a substantial part of Maker's assets; (ii) Maker has admitted in writing the inability to pay its debts as they mature; (iii) Maker has made a general assignment for the benefit of creditors; (iv) Maker has been adjudged a bankrupt, or filed a petition or an answer admitting the material allegations of a petition in bankruptcy or insolvency proceeding; (v) an order, judgment or decree has been entered, without the application, approval or consent of Maker, by any court of competent jurisdiction approving a petition. seeking reorganization of Maker, or appointing a receiver, trustee, or liquidator of Maker or a substantial part of its assets and such order shall continue unstayed and in effect for a period of forty-five (45) days; or (vi) Maker has filed a voluntary petition in bankruptcy or has failed to remove an involuntary petition within forty-five (45) days of the filing thereof.

     (e)     Maker's  Dissolution.  Merger or Termination. If Maker shall merge,
             --------------------------------------------
dissolve, liquidate, terminate or cease operations or shall have executed any written undertaking or initiated any corporate proceedings in furtherance of any of the foregoing.

     (f)     Cross-Default:  Maker  Default  Under  the Loan Agreement: the BEIP
             -------------------------------------------------------------------
Agreement. the Consent and Agreement and/or other Agreements for Borrowed Money.
--------------------------------------------------------------------------------
If a default (howsoever characterized) shall exist under the Loan Agreement, the BEIP Agreement, the Consent and Agreement, and/or any other note, bond, indenture, debenture or any other instrument evidencing Maker's obligation for borrowed money ("Other Indebtedness") and the same shall have continued uncured in excess of the applicable cure period, if any, after the Holder or the NJEDA, or the holders of any of the Other Indebtedness, as the case may be, shall have given Maker written notice of such default in accordance with the provisions of the applicable agreement or instrument, Maker acknowledges and agrees that the same shall constitute an Event of Default hereunder without further notice or opportunity on the part of Maker to cure. In the event Maker defaults on its obligations under this Note, Maker acknowledges and agrees that Holder may declare the Principal Balance, all interest accrued thereon, and any and all other sums due Holder from Maker from any source whatsoever, and the same shall become, immediately due and payable.

     Failure  to  participate  in  BEIP.  Without limiting the generality of any
     ----------------------------------
clause set forth above, the failure for any reason of Maker to continue to qualify with NJBEIP Payments or the suspension, discontinuance, termination or substantial reduction by the State of New Jersey or the Authority of the Business Employment Incentive Grant Program pursuant to NJSA S 34:1B-120 or any of the regulations promulgated hereunder, or the failure of the State legislature or the Governor of the State to appropriate (or make such appropriation available) to fund said program.

SECTION  5.  Holder's Remedies Upon Default. In the event of any default, Holder
             ------------------------------
may  do  any  one  or  more  of  the  following:

     (a)     Rightsunderthe  Loan Agreement. Exercise any and all rights allowed
             ------------------------------
under  the  Loan  Agreement.

     (b)  Declare  Indebtedness  Due  and Payable. Declare the Principal Balance
          ---------------------------------------
and/or all interest thereon accrued and/or late penalties immediately due and payable, without notice or demand, and the same shall become immediately due and payable without notice or demand, and such amounts shall bear interest at the lesser of one and one-half (1.5%) percent per month or the highest rate permitted by applicable law (the "Default Rate"); and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Holder in this Note or in the Loan Agreement; provided,
                                                                       ---------
however, that in the event that Holder shall have declared the Principal Balance
------
and/or all interest accrued thereon and/or late penalties immediately due and payable, then Maker's Deferral Rights shall terminate and be extinguished, and Holder shall be entitled to immediately proceed, subject to Maker's Notice rights, to enforce its remedies against Maker pursuant to this Section 4;

     (c)  Setoff.  Exercise  the right of setoff on any and all moneys due Maker
          ------
from Holder under any other agreement, instrument, document or any other source whatsoever against the Principal Balance and all accrued interest thereon. In such case, Holder shall give Maker written notice of Holder's exercise of such right of setoff and shall indicate in such notice the payment or payments against which such right of setoff shall be credited;

     (d)  Rights  Under Law. Exercise the rights and remedies of a secured party
          -----------------
under the Uniform Commercial Code in force in the State of New Jersey, as same may be modified at any time and from time to time, or any other applicable law;

     (e) Notice to Account Debtors. Notify account debtors to pay over to Holder
         -------------------------
all  sums  owed  to  Maker.

     (f)     Holder's  Remedies  Cumulative.  To  the  extent  permitted by, and
             ------------------------------
subject to the mandatory requirements of, applicable law, and except as expressly set forth herein, no. remedy under this Section 4 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided herein or otherwise available to Holder at law, in equity or otherwise, whether for specific performance of any agreement or provision contained herein or in the Loan Agreement or in aid of the exercise of any right, power or remedy granted herein or therein. No express or implied waiver by Holder of any default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. The failure or delay of Holder in exercising any right, power or remedy granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right, power or remedy upon the continuation or reoccurrence of any such contingency or similar contingencies, and any single or partial exercise of any particular right, power or remedy by Holder shall not exhaust the same or constitute a waiver of any other right, power or remedy provided herein. To the extent permitted by applicable law, Maker hereby waives any rights now or hereafter conferred by statute or otherwise that may limit or modify any of Holder's rights, powers or remedies provided in this Section 4.

SECTION  6  Miscellaneous.
            -------------

     (a)     Disclosure  of  Financial  Information.   The   Holder  is   hereby
             --------------------------------------
authorized to disclose any financial or other information about the Maker to any regulatory body or agency having jurisdiction over the Holder and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by the Holder to the Maker. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about the Maker.

     (b)     Interaction.     This  Note and the other Loan Documents constitute
             ------------
the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

     (c)     No  Implied Waiver. The Holder shall not be deemed to have modified
             -------------------
or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and sighed by the Holder and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar-to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by the Holder of any payments by or on behalf of the Maker on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by the Holder and the Maker.

     (d)     Waiver.  Maker  waives demand, notice, presentment, protest, demand
             ------
for payment, notice of dishonor, notice of protest and diligence of collection of this Note. Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. Maker agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting the Maker's liability hereunder. The liability of the Maker shall not be affected by the failure of the Holder to prefect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of the Maker shall be absolute and unconditional and without regard to the liability of any other party hereto. Any waiver, express or implied, or any provision hereunder and any delay or failure by Holder to enforce any provision shall not preclude Holder from enforcing any such provision thereafter.

     (e)     Other  Agreements.  At  the  request of Holder, Maker shall execute
             -----------------
such other agreements, documents or instruments in connection with this Note as Holder reasonably requests, all of which must be in form and substance satisfactory to Holder.

     (f)  Governing  Law.  This  Note  shall  be  governed  exclusively  by, and
          --------------
construed in strict accordance with, the laws of the State of New Jersey, with the exception of New Jersey's conflict of laws provisions. ALL TERMS NOT DEFINED OR IN THE LOAN AGREEMENT ARE USED IN THE MANNER SET FORTH IN THE UNIFORM COMMERCIAL CODE AS ADOPTED IN '1 STATE OF New JERSEY.

(g)     Costs  and Attorneys' Fees. In the event of any action by Holder against
        --------------------------
either Maker or any third party to enforce this Note, and/or to protect the security interest of Holder in the Collateral, and/or to preserve, process, develop, maintain, protect, care for or insure any Collateral, the Maker agrees to pay all costs and expenses thereof, immediately, together with any and all reasonable attorneys' fees and expenses.

     (h)     Notices.  Notice  from  one  party to another relating to this Note
             -------
shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, or telecopier number set forth below by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) first class or express mail, postage prepaid, (iv) Federal Express, Purolator Courier or like overnight courier service, or (v) telecopy or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this paragraph shall be deemed delivered upon receipt if delivered by hand or wire transmission, 3 business days after mailing if mailed by first class registered or certified mail or one business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. This notice provision shall be inapplicable to any judicial or non-judicial proceeding where state law governs the manner and timing of notices in foreclosure or receivership proceedings. All such notices shall be addressed as follows:

     (i) if to Holder, at 80 Park Plaza, T-l0, Newark, New Jersey 07101; attention: President; telecopier number 973-456-3569; and

     (ii)  if  to  Maker,  at  One Millennium Way, Branchburg, New Jersey 08876;
Attention:  Sr.  Vice  President,  CFO;  telecopier  number  (908)  947-1081.

     (i)     Severability.  In  the  event  any  one  or  more of the provisions
             ------------
contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this. Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein or therein

     (j) Parties in Interest. All covenants, agreements and undertakings in this
         -------------------
Note by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

     (k)     Third  Party  Beneficiaries. There are no third party beneficiaries
             ---------------------------
to  this  Note.

     (l)  WAIVER OF JURY TRIAL.  RECOGNIZING THAT ANY DISPUTE ARISING UNDER THIS
           --------------------
NOTE WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS INVOLVED IN THE DISPUTE RESOLUTION PROCESS, TO THE MAXIMUM EXTENT
PREMITTED BY LAW, THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED TO THIS NOTE OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES.

    (m) JURISDICTION; SERVICE OF PROCESS. RECOGNIZING THAT ANY DISPUTE ARISING
        --------------------------------
UNDER THIS NOTE WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS INVOLVED IN THE DISPUTE RESOLUTION PROCESS, TO THE MAXIMUM EXTENT PREMITTED BY LAW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY BREACH OF THIS NOTE MAY BE BROUGHT, AT THE OPTION OF ANY AGGRIEVED PARTY IN ANY OF THE COURTS OF THE STATE OF NEW JERSEY OR THE FEDERAL
COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY OF NEWARK, NEW JERSEY, AND TO THE MAXIMUM EXTENT PREMITTED BY LAW, EACH PARTY HERETO HEREBY UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, EXPRESSLY WAIVING ANY OTHER JURISDICTION TO WHICH SUCH PARTY MAY BE ENTITLED BY REASON OF ITS PRESENT AND FUTURE - DOMICILE. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS AND ANY OBJECTION IT MAY NOW OR HEREINAFTER HAVE TO VENUE IN ANY OF THE AFORESAID COURTS ON THE BASIS OF FORUM NON CONVENZiENS. EACH PARTY AGREES THAT A FINAL. JUDGMENT
                 ---------------------
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFORESAID COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE

MAILING OF TRUE COPIES OF THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY' S ADDRESS AS FIRST SET FORTH ABOVE. THE MAKER IRREVOCABLY APPOINTS EACH AND EVERY OWNER, PARTNER AND/OR OFFICER OF THE MAKER AS ITS ATTORNEY UPON WHOM MAY BE SERVED, BY REGULAR OR CERTIFIED MAIL AT THE ADDRESS SET FORTH HEREIN, ANY NOTICE, PROCESS OR PLEADING IN ANY ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT. NOTHING HEREIN SHALL EFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(n)     No  Agency.  Partnership.  or  Joint  Venture.
        ---------------------------------------------
Nothing contained in this Note, the Agreement, or any other security instrument nor the acts of the parties hereto shall be construed to create a relationship of principal and agent, partnership or joint venture between Maker and Holder.

     (o)     Modifications.  This  Note  may  not  be  supplemented,  extended,
             -------------
modified or terminated- except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     (p)  Sales  or  Participations.  The  Holder  may from time to time sell or
          -------------------------
assign, in whole or in part, or grant participations in this Note and/or the obligations evidenced hereby. The holder of any such sale, assignment or participation, if the applicable agreement between the Holder and such holder so provides, shall be (a) entitled to all of the rights, obligations and benefits of the Holder; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the Maker, in each case as fully as though the Maker were directly indebted to such holder. The Holder may in its discretion give note to the Maker of such sale, assignment or participation; however, the failure to give such notice shall not affect any of the Holder's or such holder's rights hereunder.

     (q)     Continuing  Enforcement. If, after receipt of any payment of all or
             -----------------------
any part of this Note, the Holder is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or avoidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and the Maker shall be liable for, and shall indemnify, defend and hold harmless the Holder with respect to, the full amount so surrendered. The provisions of this

Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action with the Holder may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

              [SIGNATURES  ARE  SET  FORTH  ON  THE  NEXT  PAGE]

IN WITNESS WHEREOF, Maker, intending to be fully and legally bound hereunder and liable hereon, has caused its duly-authorized representative to execute and deliver this Note, the date and year first above written.

ATTEST:                                      LIFECELL  CORPORATION
By:   /s/David Platt                           By:  /s/Fenel M. Elio
   ------------------------------                -------------------------------
Name:    David Platt                           Name:   Fenel M. Elio
Title:   Controller                            Title:  SVP, CFO



    STATE OF              :  New Jersey

                          :  SS

    COUNTY OF             :  Huntington

On this 31st day of May 2000, before me, the undersigned, a Notary Public of the State of New Jersey, personally appeared Fenel M. Elio of LIFECELL
                                                   -------------
CORPORATION, a Delaware corporation, who I am satisfied is the person named in the foregoing instrument and he/she acknowledged that he/she signed, sealed and delivered the same as the act and deed of such corporation, made by authority of its Board of Directors, for the uses and purposes therein expressed.

     IN  WITNESS  WHEREOF,  I  have  hereunto  set  my  hand  and  notary  seal.



                              /s/BONNIE LEE SAMUEL
                        -----------------------------------
                              My commission expires


                              BONNIE LEE SAMUEL
                          NOTARY PUBLIC OF NEW JERSEY
                          COMMISION EXPIRES 6/30/2004